                       SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -----------------

                                FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) : February 15, 2001

                       NEW DAWN ENTERTAINMENT INC.
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)


          	Nevada			                                  0-31599
		-----------------------------   -----------------------------------
(State or other jurisdiction of	         	(Commission File Number)
              Incorporation)


		16 Julia Street, Thornhill, Ontario        L3T 4R9
 ----------------------------------------------------------
(Address of principal executive offices) (Zip/Postal Code)


(Registrants' telephone number, including area code) 905-731-0189


	                 	THE GAMBLER NETWORK.COM, INC.
            ----------------------------------------------------
                     (former name or former address,
                      if changed since last report)

CHANGE IN NAME

   On February 15, 2001, the Company changed its name to New Dawn Entertainment Inc. by filing a certificate of amendment with the State of Nevada.

The name reflects the direction upon which the Company wishes to take.


Exhibit No.		      Description

    1	              Resolution of Board of Directors

    2            	  Amendment of Articles of Incorporation

    3               Action by shareholders

    4              	Certificate of Amendment


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     New Dawn Entertainment Inc.
                                  -------------------------------
                                           (Registrant)

Dated: March 20, 2001



                             By:  /s/ Peter Szecsodi
                                 --------------------------------
                                 Peter Szecsodi, President

                                                             Exhibit 1

                      RESOLUTION OF THE BOARD OF DIRECTORS

                                   OF

                        THE GAMBER NETWORK.COM, INC.


		Pursuant to the provisions of the Nevada Business Corporations Act, THE
GAMBER NETWORK.COM, INC.(the "Corporation") adopts the following
Amendment to the Articles of Incorporation:

   WHEREAS the Corporation desires to change its articles of incorporation as set out below.

	BE IT RESOLVED, THAT:

       1.	To change the name of the Corporation to New Dawn Entertainment Inc.

      	2.	The effective date of this Amendment is February 14, 2001


DATED this 14th day of February, 2001


	/S/ Peter Szecsodi
-------------------
Peter Szecsodi

                                                            Exhibit 2


                                       	AMENDMENT
	                                        TO THE
                             	ARTICLES OF INCORPORATION OF
                             	THE GAMBLER NETWORK.COM, INC.


		Pursuant to the provisions of the Nevada Business Corporations Act, THE
GAMBER NETWORK.COM, INC.(the "Corporation") adopts the following
Amendment to the Articles of Incorporation:

   WHEREAS the Corporation desires to change its articles of incorporation as set out below.

	BE IT RESOLVED, THAT:

     1.	To change the name of the Corporation to New Dawn Entertainment Inc.

    	2.	The effective date of this Amendment is February 14, 2001


DATED this 14th day of February, 2001


	   /s/ Peter Szecsodi
-------------------------
Peter Szecsodi, President

                                                           Exhibit 3


                           	ACTION BY SHAREHOLDERS
	                            WITHOUT A MEETING OF
	                       THE GAMBLER NETWORK.COM, INC.
	                           (A Nevada Corporation)

	 On this 14th day of February 2001, the Shareholders whose signatures appear below, have consented to the action and resolution contained herein, such action being taken pursuant to the authority provided by the Nevada Business
Corporations Act.  As of this date, the Corporation has issued and outstanding a total of 10,000,000  shares of fully paid, non-assessable common stock.  The undersigned Shareholders represent 8,169,000 shares of the total issued and outstanding shares or  81.7%.


BE IT RESOLVED, THAT:

   1.	To change the name of the Corporation to New Dawn Entertainment Inc.


  	2.	The effective date of this Amendment is February 14, 2001


  	The undersigned by their signatures below, hereby consent to this action without notice and without a meeting, and adopt the foregoing Resolution.


/s/ Peter Szecsodi            /s/ Michael Bond
------------------------   ---------------------------
Evermore Publishing Inc.				  Beach Play Inc.
Peter Szecsodi, President		  	Michael Bond, President
Shares Represented 5,500,000  Shares Represented 2,669,000 or 26.7 %
            or 55 %                                           ====
               ====

                                                            Exhibit 4


DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708                                            [STAMP]

                             Certificate of Amendment
                             (Pursuant to NRS 78.380)


               Certificate of Amendment to Articles of Incorporation
              -------------------------------------------------------
                       For Nevada Profit Corporations
                      --------------------------------
             (Pursuant to NRS 78.380 - Before Issuance of Stock)
                         -Remit in Duplicate-

1. Name of Corporation: THE GAMBLER NETWORK.COM, INC.
                        -----------------------------
2. The articles have been amended as follows(provide article numbers if available):

	ARTICLE ONE IS AMENDED TO READ AS FOLLOWS:
 ---------------------------------------------------------------
 THE NAME OF THE CORPORATION SHALL BE NEW DAWN ENTERTAINMENT INC.
 ----------------------------------------------------------------


3. The undersigned declare that they constitute at least two-
thirds of the incorporators (check)	 or of the board of
directors (check) x .

4.	 The date upon which the original articles of incorporation
were filed with the Secretary of State: 05/ 31 /2000.

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures:


 s/s Peter Szecsodi
---------------------------     -----------------------------
Signature					                 	Signature




IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.


[STATE SEAL]